Exhibit 10.1.15.1
FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 29, 2021 relating to the Credit Agreement (as extended, amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), dated as of February 11, 2019, among Consolidated Edison, Inc., as Borrower (“Borrower”), the Lenders from time to time party thereto and Mizuho Bank, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”) (the Existing Credit Agreement as amended hereby and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

1.Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
2.Amendments. The undersigned lenders, constituting all of the Lenders immediately prior to the Amendment Effective Date (as defined below), consent to amend the Existing Credit Agreement as follows:
f.The following defined term is added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
[OMITTED]
f.The definition of “Euro-Dollar Margin” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
[OMITTED]
g.The definition of “Maturity Date” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Maturity Date” means June 30, 2021, or if such date is not a Domestic Business Day, the immediately preceding Domestic Business Day.
h.The first sentence of Section 2.06(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of the Base Rate Margin for such day plus the Base Rate for such day.
3.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent that the execution, delivery and performance by the Borrower of this Amendment is within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of applicable law or

Exhibit 10.1.15.1
regulation or of its certificate of incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower.
4.Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied (such date, the “Amendment Effective Date”):
f.the Administrative Agent shall have received counterparts of this Amendment duly executed by (A) the Borrower and (B) each Lender party hereto;
g.the Borrower shall have paid to the Administrative Agent, for the account of each Lender, all documented fees due and payable to the Lenders (including pursuant to that certain Structuring Fee Letter, dated as of the date hereof, by and among the Borrower and Mizuho) on the Amendment Effective Date;
h.the Administrative Agent shall have received all reasonable and documented out-of-pocket expenses to be paid or reimbursed to the Administrative Agent on the Amendment Effective Date (including, for the avoidance of doubt, legal fees of Davis Polk & Wardwell LLP) that have been invoiced at least three business days prior to the Amendment Effective Date;
i.prior to and immediately after giving effect to this Amendment on the Amendment Effective Date, the representations and warranties in Section 3 of this Amendment shall be true and correct in all material respects; and
j.prior to and immediately after giving effect to this Amendment on the Amendment Effective Date, (i) no Event of Default or Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement shall be true on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to a prior date, in which case such representation or warranty shall be true as of such prior date.
5.Governing Law; Submission to Jurisdiction.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.  The Borrower hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, of any State court located in the City and County of New York and any appellate court thereof for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby.  The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
6.Counterparts; Integration.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original,

Exhibit 10.1.15.1
but all of which when taken together shall constitute a single contract.  This Amendment, the Credit Agreement, the Notes, and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
7.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
8.Incorporation; Execution. The provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement.
9.Ratification. The Existing Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
10.Reference. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment.
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CONSOLIDATED EDISON, INC., as Borrower

By:    /s/Yukari Saegusa
Name: Yukari Saegusa
Title: Vice President and Treasurer

Exhibit 10.1.15.1
MIZUHO BANK, LTD., as Administrative
Agent and Lender

By:    /s/Edward Sacks
Name: Edward Sacks
Title: Executive Director

Bank of America, N.A., as a Lender

By:    /s/Jennifer Cochrane
Name: Jennifer Cochrane
Title: Vice President

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KeyBank National Association, as a Lender

By:    /s/Richard Gerling
Name: Richard Gerling
Title: Senior Vice President

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MUFG Bank, Ltd., as a Lender

By:    /s/Nicholas Battista
Name: Nicholas Battista
Title: Managing Director

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Sumitomo Mitsui Banking Corporation, as a Lender

By:    /s/Katie Lee
Name: Katie Lee
Title: Director